May 5, 2026 Q1 2026 Earnings

Call Participants Heather Rosentrater President and Chief Executive Officer Kevin Christie Senior VP, Chief Financial Officer, Treasurer, and Regulatory Affairs Officer

Forward-Looking Statements This presentation contains forward-looking statements, including statements regarding our current expectations for future financial performance and cash flows, capital expenditures, financing plans, our current plans or objectives for future operations and other factors that may affect the company in the future. Such statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond our control and many of which could have a significant impact on our operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from those anticipated in our statements. For a further discussion of these and other important factors please refer to the appendix herein and to our Annual Report on Form 10-K for the year ended Dec. 31, 2025, and our Quarterly Report on Form 10-Q for the quarter ended Mar. 31, 2026. The forward-looking statements contained in this presentation speak only as of the date hereof. We undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events. New risks, uncertainties and other factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on our business or the extent to which any such factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. This presentation also includes non-GAAP financial measures, including utility earnings, utility earnings per diluted share and utility margin. We present these non-GAAP measures in order to facilitate meaningful evaluation of our operating performance across periods, and we utilize these non-GAAP measures to assess current and forecast performance, as well as for communications with shareholders, analysts and investors. Non-GAAP measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

Strong first quarter reflects management’s focus on fundamentals: operational execution and financial performance On track to meet 2026 non-GAAP utility earnings guidance Strong Q1 to Start 2026 Q1 2026 Q1 2025 GAAP net income (in millions) $92 $79 GAAP consolidated diluted earnings per share $1.11 $0.98 Non-GAAP utility earnings per share $1.10 $1.01 The chart above includes non-GAAP utility earnings and non-GAAP utility earnings per share. Refer to the Appendix for a reconciliation of these items. $0.88 $0.37 $0.29 $1.01 $1.11

YTD 2026 Earnings Bridge 1Q25 GAAP EPS 1Q25 other business loss 1Q25 non-GAAP utility EPS Electric utility margin (incl. intra-company) Natural gas utility margin (incl. intra-company) Other operating expenses Depreciation and amortization Interest expense Other Income tax at effective rate Dilution on earnings AEL&P earnings 1Q26 non-GAAP utility EPS 1Q26 other business gain 1Q26 GAAP EPS The chart above includes non-GAAP financial measures, including non-GAAP utility EPS and electric and gas utility margin. Refer to the Appendix for a reconciliation of these non-GAAP measures.

Investing in the Utility of the Future Avista Utilities Expected Capital Spend 2025-2030 Allocation of Avista Utilities Expected Base Capital Spend 2026-2030 $ in millions Hypothetical additional spend of up to $350 million represents estimated costs to integrate a potential new large load customer. Our estimates for capital expenditures do not include any incremental capital that could result from transmission projects like regional grid expansion or additional generation pulled forward from our 2025 RFP. The North Plains Connector project is not included and likely lies outside the 5-year planning horizon. 7% rate base CAGR 8% hypothetical rate base CAGR

Prudent Balance Sheet and Liquidity Maturities beyond 2040 not shown. LONG-TERM DEBT EXPECTED IN 2026 230M $90M

Affirming 2026 Non-GAAP Utility Earnings Guidance Guidance Assumptions Normal weather A negative impact from the ERM of $(0.10) per diluted share, within the 90% customer / 10% company sharing band Effective tax rate of 12% Capital expenditures of $615 million Our guidance does not include the effect of unusual or non-recurring items until the effects are probable. Various factors could cause actual results to differ materially from our expectations. Please refer to the cautionary statements included in this presentation, to our 10-K for 2025, and to our 10-Q for the quarter ended March 31, 2026, for a full discussion of these factors. We are unable to provide GAAP earnings guidance or present a quantitative reconciliation of forward-looking non-GAAP utility earnings and utility growth guidance without unreasonable effort because certain reconciling items are not estimable. For instance, realized and unrealized investment gains and losses, which have historically made up the majority of our non-regulated other business earnings and can be significant to our overall results, are difficult to predict due to various factors outside of management’s control. These items are uncertain, depend on various factors, and may have a material impact on our future GAAP results. We are affirming our non-GAAP utility earnings guidance for 2026 of $2.52 to $2.72 per diluted share.

Contact Information Analysts and Investors Stacey Walters Investor Relations Manager (509) 495-2046 stacey.walters@avistacorp.com Media Lena Funston External Communications Manager (509) 495-8090 lena.funston@avistacorp.com Webcast replay Archived on investor.avistacorp.com

Appendix

Reconciliations of Non-GAAP Measures (a) Income taxes for 2026 and 2025 were calculated using Avista Corp.’s federal statutory tax rate of 21 percent. Non-GAAP utility earnings and utility earnings per diluted share exclude non-regulated other business activity, primarily consisting of realized and unrealized investment gains and losses. The presentation of utility earnings is intended to enhance the understanding of the Company's utility-specific operating performance. The presentation of electric and natural gas utility margin is intended to enhance the understanding of operating performance, as it provides useful information to investors in their analysis of how changes in loads (due to weather, economic or other conditions), rates, supply costs and other factors impact our results of operations.

Risks, Uncertainties and Other Factors That Could Affect Future Results Forward-looking statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond our control and many of which could have significant impact on our operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from those anticipated in such statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: Utility Regulatory Risk state and federal regulatory decisions or related judicial decisions that affect our ability to recover costs and earn a reasonable return, including, but not limited to, disallowance or delay in the recovery of capital investments, operating costs, commodity costs, the ordering of refunds to customers and discretion over allowed return on investment; the loss of regulatory accounting treatment, which could require the write-off of regulatory assets and the loss of regulatory deferral and recovery mechanisms; Operational Risk weather conditions, which affect both energy demand and electric generating capability, including the impact of precipitation and temperature on hydroelectric resources, the impact of wind patterns on wind-generated power, weather-sensitive customer demand, and similar impacts on supply and demand in the wholesale energy markets; wildfires ignited, or allegedly ignited, by our equipment or facilities could cause significant loss of life and property or result in liability for resulting fire suppression costs and/or damages, thereby causing serious operational, reputational and financial harm; severe weather or natural disasters, including, but not limited to, avalanches, wind storms, wildfires, earthquakes, floods, extreme temperature events, snow and ice storms that could disrupt energy generation, transmission and distribution, as well as the availability and costs of fuel, materials, equipment, supplies and support services; political unrest and/or conflicts between foreign nation-states, which could disrupt the global, national and local economy, result in increases in operating and capital costs, impact energy commodity prices or our ability to access energy resources, create disruption in supply chains, disrupt, weaken or create volatility in capital markets, and increase cyber and physical security risks. In addition, any of these factors could negatively impact our liquidity and limit our access to capital, among other implications; explosions, fires, accidents, mechanical breakdowns or other incidents that could impair assets and may disrupt operations of our generation facilities, transmission, and electric and natural gas distribution systems or other operations and may require us to purchase replacement power or incur costs to repair our facilities; interruptions in the delivery of natural gas by our suppliers, including physical problems with pipelines themselves, can disrupt our service of natural gas to our customers and/or impair our ability to operate gas-fired electric generating facilities; explosions, fires, accidents or other incidents arising from or allegedly arising from our operations that could cause injuries to the public or property damage; dam failure at a company-owned hydroelectric facility; blackouts or disruptions of interconnected transmission systems (the regional power grid); terrorist attacks, cyberattacks or other malicious acts that could disrupt or cause damage to our utility assets or to the national or regional economy in general, including effects of terrorism, cyberattacks, ransomware, or vandalism that damage or disrupt information technology systems; pandemics, which could disrupt our business, as well as the global, national and local economy, resulting in a decline in customer demand, deterioration in the creditworthiness of our customers, increases in operating and capital costs, workforce shortages, losses or disruptions in our workforce due to vaccine mandates, delays in capital projects, disruption in supply chains, and disruption, weakness and volatility in capital markets. In addition, any of these factors could negatively impact our liquidity and limit our access to capital, among other implications; work-force issues, including changes in collective bargaining unit agreements, strikes, work stoppages, the loss of key executives, availability of workers in a variety of skill areas, and our ability to recruit and retain employees; changes in the availability and price of purchased power, fuel and natural gas, as well as transmission capacity; increasing costs of insurance, more restrictive coverage terms and our ability to obtain insurance; delays or changes in construction costs, and/or our ability to obtain required permits and materials for present or prospective facilities; increasing health care costs and cost of health insurance provided to our employees and retirees; increasing operating costs, including effects of inflationary pressures; third party construction of buildings, billboard signs, towers or other structures within our rights of way, or placement of fuel containers within close proximity to our transformers or other equipment, including overbuilding atop natural gas distribution lines; the loss of key suppliers for materials or services or other disruptions to the supply chain; adverse impacts to our Alaska electric utility (AEL&P) that could result from an extended outage of its hydroelectric generating resources or their inability to deliver energy, due to their lack of interconnectivity to other electrical grids and the availability or cost of replacement power (diesel); changing river or reservoir regulation or operations at hydroelectric facilities not owned by us, which could impact our hydroelectric facilities downstream;

Risks, Uncertainties and Other Factors That Could Affect Future Results Climate Change Risk increasing frequency and intensity of severe weather or natural disasters resulting from climate change that could disrupt energy generation, transmission and distribution, as well as the availability and costs of fuel, materials, equipment, supplies and support services; change in the use, availability or abundancy of water resources and/or rights needed for operation of our hydroelectric facilities, including impacts resulting from climate change; changes in the long-term climate and weather could materially affect, among other things, customer demand, the volume and timing of streamflows required for hydroelectric generation, costs of generation, transmission and distribution. Increased or new risks may arise from severe weather or natural disasters, including wildfires as well as their increased occurrence and intensity related to changes in climate; Cybersecurity Risk cyberattacks on the operating systems used in the operation of our electric generation, transmission and distribution facilities and our natural gas distribution facilities, and cyberattacks on such systems of other energy companies with which we are interconnected, which could damage or destroy facilities or systems or disrupt operations for extended periods of time and result in the incurrence of liabilities and costs; cyberattacks on the administrative systems used in the administration of our business, including customer billing and customer service, accounting, communications, compliance and other administrative functions, and cyberattacks on such systems of our vendors and other companies with which we do business, resulting in the disruption of business operations, the release of private information and the incurrence of liabilities and costs; Technology Risk changes in technologies, possibly making some of the current technology we utilize obsolete or introducing new cybersecurity risks and other new risks inherent in the use, by either us or our counterparties, of new technologies in the developmental stage including, without limitation, generative artificial intelligence; changes in the use, perception, or regulation of generative artificial intelligence technologies, which could limit our ability to utilize such technology, create risk of enhanced regulatory scrutiny, generate uncertainty around intellectual property ownership, licensing or use, or which could otherwise result in risk of damage to our business, reputation or financial results; changes in costs that impede our ability to implement new information technology systems or to operate and maintain current production technology; insufficient technology skills, which could lead to the inability to develop, modify or maintain our information systems; Strategic Risk growth or decline of our customer base due to new uses for our services or decline in existing services, including, but not limited to, the effect of the trend toward distributed generation at customer sites; the potential effects of negative publicity regarding our business practices, whether true or not, which could hurt our reputation and result in litigation or a decline in our common stock price; changes in our strategic business plans, which could be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses and the extent of our business development efforts where potential future business is uncertain; wholesale and retail competition including alternative energy sources, growth in customer-owned power resource technologies that displace utility-supplied energy or may be sold back to the utility, and alternative energy suppliers and delivery arrangements; non-regulated activities may increase earnings volatility and result in investment losses; the risk of municipalization or other forms of service territory reduction; External Mandates Risk changes in environmental laws, regulations, decisions and policies, including, but not limited to, regulatory responses to concerns regarding climate change, efforts to restore anadromous fish in areas currently blocked by dams, more stringent requirements related to air quality, water quality and waste management, present and potential environmental remediation costs and our compliance with these matters; the potential effects of initiatives, legislation or administrative rulemaking at the federal, state or local levels, including possible effects on our generating resources, prohibitions or restrictions on new or existing services, or restrictions on greenhouse gas emissions to mitigate concerns over climate changes, including future limitations on the usage and distribution of natural gas; restrictions or changes in government grant programs and/or availability of other public funding used for capital projects; political pressures or regulatory practices that could constrain or place additional cost burdens on our distribution systems through accelerated adoption of distributed generation or electric-powered transportation or on our energy supply sources, such as campaigns to halt fossil fuel-fired power generation and opposition to other thermal generation, wind turbines or hydroelectric facilities; failure to identify changes in legislation, taxation and regulatory issues that could be detrimental or beneficial to our overall business; policy and/or legislative changes in various regulated areas, including, but not limited to, environmental regulation, healthcare regulations and import/export regulations; increasing costs due to potential tariffs applied to energy commodities and/or equipment and materials;

Risks, Uncertainties and Other Factors That Could Affect Future Results Financial Risk our ability to obtain financing through the issuance of debt and/or equity securities and access to our funds held with financial institutions, which could be affected by various factors including our credit ratings, interest rates, other capital market conditions and global economic conditions; changes in interest rates that affect borrowing costs, variable interest rate borrowing and the extent to which we recover interest costs through retail rates collected from customers; volatility in energy commodity markets that affects our ability to effectively hedge energy commodity risks, including cash flow impacts and requirements for collateral; volatility in the carbon emissions allowances market that could result in increased compliance costs; changes in actuarial assumptions, interest rates and the actual return on plan assets for our pension and other postretirement benefit plans, which could affect future funding obligations, pension and other postretirement benefit expense and the related liabilities; the outcome of legal proceedings and other contingencies; economic conditions in our service areas, including the economy's effects on customer demand for utility services; economic conditions nationally may affect the valuation of our unregulated portfolio companies; declining electricity demand related to customer energy efficiency, conservation measures and/or increased distributed generation and declining natural gas demand related to customer energy efficiency, conservation measures and/or increased electrification; industry and geographic concentrations which could increase our exposure to credit risks due to counterparties, suppliers and customers being similarly affected by changing conditions; deterioration in the creditworthiness of our customers; activist shareholders may result in additional costs and resources required in response to activist actions; Energy Commodity Risk volatility and illiquidity in wholesale energy markets, including exchanges, the availability of willing buyers and sellers, changes in wholesale energy prices that could affect operating income, cash requirements to purchase electricity and natural gas, value received for wholesale sales, collateral required of us by individual counterparties and/or exchanges in wholesale energy transactions and credit risk from such transactions, and the market value of derivative assets and liabilities; default or nonperformance on the part of parties from whom we purchase and/or sell capacity or energy; potential environmental regulations or lawsuits affecting our ability to utilize or resulting in the obsolescence of our power supply resources; explosions, fires, accidents, pipeline ruptures or other incidents that could limit energy supply to our facilities or our surrounding territory, which could result in a shortage of commodities in the market that could increase the cost of replacement commodities from other sources; Compliance Risk changes in laws, regulations, decisions and policies at the federal, state or local levels, which could impact both our electric and gas operations and costs of operations; the ability to comply with the terms of the licenses and permits for our hydroelectric or thermal generating facilities at cost-effective levels; Resource Adequacy Risk the ability to source and deliver adequate energy to meet customer demand in periods of high demand or unplanned events; and the potential effects of regional wholesale market strains, including during extreme weather events.